Exhibit (a)(vi) under Form N-1A
Exhibit (3i) under Item 601/Reg. S-K

                                 AMENDMENT #9
                           TO THE RESTATED AND AMENDED
                              DECLARATION OF TRUST
                  FEDERATED MANAGED ALLOCATION PORTFOLIOS

                            Dated May 19, 2000

      This Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                    Federated Balanced Allocation Fund
                              Class A Shares
                              Class B Shares
                              Class C Shares
                  Federated Conservative Allocation Fund
                           Institutional Shares
                               Select Shares
                    Federated Moderate Allocation Fund
                           Institutional Shares
                               Select Shares
                     Federated Growth Allocation Fund
                           Institutional Shares
                               Select Shares

      The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 19th day of August, 2005.

      WITNESS the due execution hereof this 19th day of August, 2005.

/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh

                                AMENDMENT #10
                           TO THE RESTATED AND AMENDED
                              DECLARATION OF TRUST
                  FEDERATED MANAGED ALLOCATION PORTFOLIOS

                            Dated May 19, 2000

      This Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                    Federated Balanced Allocation Fund
                              Class A Shares
                              Class B Shares
                              Class C Shares
                  Federated Conservative Allocation Fund
                           Institutional Shares
                               Select Shares
                     Federated Growth Allocation Fund
                           Institutional Shares
                               Select Shares
                    Federated Moderate Allocation Fund
                           Institutional Shares
                               Select Shares
                      Federated Target ETF Fund 2015
                              Class A Shares
                              Class K Shares
                           Institutional Shares
                      Federated Target ETF Fund 2025
                              Class A Shares
                              Class K Shares
                           Institutional Shares
                      Federated Target ETF Fund 2035
                              Class A Shares
                              Class K Shares
                           Institutional Shares

      The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of November, 2005.

      WITNESS the due execution hereof this 17th day of November, 2005.


/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh